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                                  EXHIBIT 24.1

          POWERS OF ATTORNEY OF DIRECTORS AND OFFICERS OF KEY BANK USA,
                              NATIONAL ASSOCIATION

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                       KEY BANK USA, NATIONAL ASSOCIATION

                                POWER OF ATTORNEY

         The undersigned, each a director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the issuance of securities by one or more Trusts, to be established by the Bank or a subsidiary of the Bank in connection with the securitization, from time to time, of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Jack L. Kopnisky, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, such securities or such registration, on behalf of itself, as originator of such Trust and in its capacity as Administrator on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of March 10, 2004.

/s/  Jack L. Kopnisky                        /s/  Michael W. Dvorak
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Jack L. Kopnisky                             Michael W. Dvorak
Chief Executive Officer,                     Chief Financial Officer and Cashier
President and Director                       (Principal Accounting Officer)
(Principal Executive Officer)

/s/  Patrick V. Auletta                      /s/  Kevin M. Blakely
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Patrick V. Auletta, Director                 Kevin M. Blakely, Director

/s/  Thomas W. Bunn                          /s/  Linda A. Grandstaff
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Thomas W. Bunn, Director                     Linda A. Grandstaff, Director

/s/  Robert B. Heisler, Jr.                  /s/  Robert G. Jones
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Robert B. Heisler, Jr., Director             Robert G. Jones, Director

/s/  David J. Schutter                       /s/  Jeffrey B. Weeden
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David J. Schutter, Director                  Jeffrey B. Weeden, Director

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/s/  Paul N. Harris
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Paul N. Harris, Director and Secretary